STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	28
Beginning Date of Accrual Period	20-Aug-03
End Date of Accrual Period	21-Sep-03
Distribution Date	22-Sep-03
Previous Distribution Date	20-Aug-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	15,505,136.36
Principal Collections	13,310,165.35
Collections of Interest (net of Servicing Fee and principal recoveries)	2,058,264.28
Servicing Fee	132,641.49
Principal recovery	4,065.24
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	15,505,136.36
Interest Paid to Certificates	244,995.38
Principal Paid to Certificates	13,725,956.92
Equity Certificate	1,401,542.57
Servicing Fee	132,641.49

Balance Reconciliation

Begin Principal Balance	318,339,587.12
Principal Collections (including repurchases)	13,310,165.35
Charge off Amount	415,791.57
End Principal Balance	304,613,630.20

Collateral Performance
Cash Yield (% of beginning balance)	8.26%
Charge off Rate (net of principal recoveries; % of beginning balance)	1.55%
Net Yield	6.71%

Delinquent Loans
30-59 days principal balance of loan	16,150,828.80
30-59 days number of loans	194
60-89 days principal balance of loan	3,809,224.41
60-89 days number of loans	46
90+ days principal balance of loan	17,671,861.22
90+ days number of loans	188

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	4,076
Number of HEL outstanding (EOP)	3,924
Book value of real estate acquired through foreclosure/grant of deed	5,144,945.89
Number of Loans that went into REO	15
Principal Balance of Loans that went into REO	1,195,819.04

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	1,401,542.57

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	24.08%

Interest Calculations
1 month LIBOR	1.11000%
Class A Formula Rate (1 mo Libor plus 29bps)	1.40000%
Class A Pass-Through Rate	1.40000%
Class M Formula Rate (1 mo Libor plus 55bps)	1.66000%
Class M Pass-Through Rate	1.66000%
Available Funds Cap	10.51680%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	19.484254
2. Principal Distribution per $1,000	19.150682
3. Interest Distribution per $1,000	0.333572

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.40000%
2. Days in Accrual Period	33

3. Class A Interest Due	207,204.63
4. Class A Interest Paid	207,204.63

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	161,458,156.38
2. Class A Principal Due	11,895,829.33
3. Class A Principal Paid	11,895,829.33
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	149,562,327.05

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.2407752
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.4909903

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	19.547073
2. Principal Distribution per $1,000	19.151607
3. Interest Distribution per $1,000	0.395466

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.66000%
2. Days in Accrual Period	33

3. Class M Interest Due	37,790.75
4. Class M Interest Paid	37,790.75

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	24,835,101.01
2. Class M Principal Due	1,830,127.59
3. Class M Principal Paid	1,830,127.59
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	23,004,973.42

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.2407385
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0755218